EXHIBIT 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
    This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of October 20, 2026 (the "Second Amendment Effective Date"), is entered into by and among LIBERTY ENERGY INC., a Delaware corporation ("Parent"), LIBERTY ENERGY SERVICES LLC, a Texas limited liability company ("Liberty"), FREEDOM PROPPANT LLC, a Delaware limited liability company ("Proppant"), LIBERTY POWER INNOVATIONS LLC, a Texas limited liability company ("Liberty Power"), LOS LEASING COMPANY LLC, a Texas limited liability company ("LOS Leasing"), LIBERTY ADVANCED EQUIPMENT TECHNOLOGIES LLC, a Texas limited liability company ("LAET"), PROPPANT EXPRESS SOLUTIONS, LLC, a Delaware limited liability company ("PROPX"), LIBERTY WHOLESALE COMMODITIES LLC, a Texas limited liability company ("Commodities"; and together with Liberty, Proppant, Liberty Power, LOS Leasing, LAET and PROPX, the "Borrowers"), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
WITNESSETH
WHEREAS, the Borrowers, the lenders from time to time party thereto (the "Lenders") and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 24, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Second Amendment Effective Date, the "Existing Credit Agreement", and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Second Amendment, the "Credit Agreement");
WHEREAS, the parties hereto desire to enter into this Second Amendment, to, among other things, amend certain terms of the Existing Credit Agreement as set forth herein; and
WHEREAS, subject to and upon the terms and conditions set forth herein, each Lender has agreed to enter into this Second Amendment and amend the Existing Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.
Section 2.Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Existing Credit Agreement shall be amended effective as of September 30, 2026, with respect to the amendments set forth in this Section 2.
(a)Additional Definitions. Section 1.1 of the Existing Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:

"Second Amendment" means the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrowers, Parent, the other Guarantors party thereto, the Lenders party thereto and Agent.
"Second Amendment Effective Date" means October 20, 2026.
(b)Amended and Restated Definitions. The following definitions contained in Section 1.1 of the Existing Credit Agreement shall be amended and restated in their respective entireties to read in full as follows:
"Leverage Ratio" means, as of any date of determination, the result of (a) the amount of Funded Indebtedness as of such date minus the amount of unrestricted cash and Cash Equivalents of the Loan Parties and their Subsidiaries as of such date (provided that the amount of unrestricted cash and Cash Equivalents so deducted shall not exceed $25,000,000; provided further that solely for purposes of testing compliance with Section 7.2, if there are no Loans outstanding on such date, the immediately preceding proviso shall be disregarded) to (b) the TTM EBITDA as of such date.
"Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Control Agreements, any Borrowing Base Certificate, the Fee Letter, the Guaranty and Security Agreements, any Intercompany Subordination Agreement, any Issuer Documents, the Letters of Credit, any Additional Term Loan Intercreditor Agreement or other intercreditor agreement, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any member of the Lender Group in connection with this Agreement (but specifically excluding Bank Product Agreements).
"Senior Leverage Ratio" means, as of any date of determination, the ratio of (a) the amount of the Borrowers' Revolver Usage plus the aggregate principal amount of any secured Indebtedness of Parent and its Subsidiaries incurred pursuant to clauses (s) and (u) of Permitted Indebtedness, as of such date minus the amount of unrestricted cash and Cash Equivalents of the Loan Parties and their Subsidiaries as of such date (provided that the amount of unrestricted cash and Cash Equivalents so deducted shall not exceed $25,000,000; provided further that solely for purposes of testing compliance with Section 7.3, if there are no Loans outstanding on such date, the immediately preceding proviso shall be disregarded) to (b) the TTM EBITDA for the period ended as of such date. Notwithstanding the foregoing, any Non-Recourse Debt of a Joint Venture shall be disregarded for purposes of calculating clause (a) hereof.
(c)Amendment to Section 7.2 of the Existing Credit Agreement. Section 7.2 of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(d)Section 7.2     Leverage Ratio. Parent and Borrowers will maintain a Leverage Ratio, calculated as of the end of any fiscal quarter, of not more than (a) 4.50 to 1.00 for each of the fiscal quarters ending September 30, 2026 through and including March 31, 2027, (b) 4.25 to 1.00 for the fiscal quarter ending June 30, 2027, (c) 4.00 to 1.00 for the fiscal quarter ending September 30, 2027, (d) 3.75 to 1.00 for the fiscal quarter ending December 31, 2027, and (e) 3.50 to 1.00 for each fiscal quarter ending on or after March 31, 2028.
Section 3.Conditions to Second Amendment Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this Second Amendment are subject to the satisfaction of each of the following conditions precedent:
(a)Counterparts.     The Administrative Agent shall have received counterparts of this Second Amendment (including by facsimile or other electronic transmission), duly executed by each Loan Party, the Administrative Agent and the Lenders constituting Required Lenders.
(b)Fees. The Administrative Agent shall have received (i) all fees due and payable to it on or prior to the Second Amendment Effective Date and (ii) all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) required to be paid for which invoices have been presented at least two (2) Business Days prior to the Second Amendment Effective Date.
The Administrative Agent shall notify the Administrative Borrower, the Lenders and the Issuing Banks of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.Representations and Warranties.
(a)Ratification and Affirmation. Each Loan Party hereto hereby: (i) acknowledges the terms of this Second Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the provisions of this Second Amendment: (A) each of the representations and warranties in the Loan Documents is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and (B) no Default exists, will exist, or would result therefrom; and (iv) represents and warrants that as of the Second Amendment Effective Date, to its knowledge, the information included in any Beneficial Ownership Certification provided on or prior to the Second Amendment Effective Date to any Lender in connection with this Second Amendment is true and correct in all material respects. It is the intention of the parties hereto that neither this Second Amendment nor anything contained herein constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended hereby. If, notwithstanding the intention of the parties set forth in the previous sentence, this Second Amendment or the transactions contemplated hereby are deemed to constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, then, as collateral security for the Obligations, each Loan Party hereby grants to the Administrative Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have until the Termination Date, for the benefit of each member of the Lender Group and each of the Bank Product Providers, a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of such Loan Party, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral.
(b)Corporate Authority; Enforceability; No Conflicts. Each Loan Party hereto hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Second Amendment; (ii) the execution, delivery and performance by such Loan Party of this Second Amendment has been duly authorized by all necessary action on its part; (iii) this Second Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the execution and delivery of this Second Amendment by such Loan Party and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Second Amendment nor the consummation of the transactions contemplated hereby will (A) contravene, or result in a breach of, the organizational documents of such Loan Party, (B) violate any governmental requirement applicable to or binding upon such Loan Party or any of its properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which such Loan Party is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any member of the Lender Group or Bank Product Provider) or by which it is bound or to which its properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
Section 5.Effect of Amendment. From and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the "Credit Agreement" in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.
Section 6.GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
Section 8.Severability. In the event any one or more of the provisions contained in this Second Amendment should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.
Section 9.No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement. This Second Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.
Section 10.Successors and Assigns. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 11.Counterparts; Integration; Effectiveness. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words "execution", "signed", "signature", "delivery", and words of like import in or relating to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other applicable state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to the procedures approved by it. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Subject to the terms and conditions set forth herein, this Second Amendment shall become effective on the Second Amendment Effective Date.
[Signature Pages Follow]

    IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first above written.

BORROWERS:                 LIBERTY ENERGY SERVICES LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

FREEDOM PROPPANT LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

LIBERTY POWER INNOVATIONS LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

LOS LEASING COMPANY LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

LIBERTY ADVANCED EQUIPMENT TECHNOLOGIES LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

PROPPANT EXPRESS SOLUTIONS, LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

LIBERTY WHOLESALE COMMODITIES LLC

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

PARENT:                     LIBERTY ENERGY, INC.

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

OTHER LOAN PARTIES:	LIBERTY POWER & LOGISTICS LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary
LIBERTY POWER REAL ESTATE COMPANY LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary
LIBERTY POWER TRUCKING LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary
LIBERTY ENERGY RE HOLDINGS LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary
IMG MIDSTREAM LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary
IMG SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary
IMG DEVELOPMENT LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer & Corporate Secretary

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

IMG ENERGY SERVICES LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
PG SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
JACKSON FALLS SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
MCFARLAND SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
MCLANE SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
GARRETT'S RUN SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

GLADE RUN SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
MCVILLE SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
RIVER HAWK SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
LORAIN SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
PERRY SOLAR LLC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

LOS CANADA HOLDINGS INC.

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

LOS CANADA OPERATIONS ULC

By: /s/ R. Sean Elliott
Name:    R. Sean Elliott
Title: Chief Legal Officer & Corporate Secretary
[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By: /s/ Cameron Strock
Name: Cameron Strock
Title: Authorized Officer

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

WELLS FARGO BANK, N.A., as Lender

By: /s/ Reid A. Smith
Name: Reid A. Smith
Title: Senior Associate
[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

BANK OF AMERICA, N.A., as Lender

By: /s/ Griffin Bayoud
Name: Griffin Bayoud
Title: Vice President
[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

BANK OZK, as Lender

By: /s/ Benjamin Denkin
Name: Benjamin Denkin
Title: Director
[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

BOKF, NA DBA BOK FINANCIAL, as Lender

By: Thomas J. Veitenhaus
Name: Thomas J. Veitenhaus
Title: SVP Asset Based Lending
[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender

By: /s/ Landon Gracey
Name: Landon Gracey
Title: SF Regional Credit Manager

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement –
Liberty Energy Services LLC (October 2026)]